ITEM 77Q.1
AMENDMENT #17
TO THE RESTATED AND
AMENDED
DECLARATION OF TRUST
FEDERATED INCOME
SECURITIES TRUST

Dated May 19, 2000

	This Declaration
of Trust is amended as
follows:

       Strike the first
paragraph of Section 5
of Article III from the
Declaration of Trust
and substitute in its
place the following:

	"Section 5.
Establishment and
Designation of
Series or Class.
Without limiting the
authority of the
Trustees set forth
in Article XII,
Section 8, inter
alia, to establish
and designate any
additional Series
or Class or to
modify the rights
and preferences
of any existing
Series or Class,
the Series and
Classes of the
Trust are established
and designated as:

Federated Capital
Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Fund
for U. S. Government
Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate
Corporate Bond Fund
Institutional
Service Shares
Institutional
Shares
Federated Muni
and Stock Advantage
Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Prudent
Global Income Fund
Class A Shares
Class C Shares
Institutional
Shares
Federated Real
Return Bond Fund
Class A Shares
Class C Shares
Institutional
Shares
Federated Short-Term
Income Fund
Class A Shares
Class Y Shares
Institutional
Service Shares
Institutional
Shares
Federated Stock
and California
Muni Fund
Class A Shares
Class C Shares

	The undersigned
hereby certify that
the above stated
Amendment is a true
and correct
Amendment to the
 Declaration of
Trust, as adopted
 by the Board of
Trustees at a meeting on
the 21st day of
August, 2008.

	WITNESS the
due execution hereof
this 21st day of August,
2008.

/s/ John F. Donahue
/s/ Charles F. Mansfield,
Jr.
John F. Donahue	Charles
 F. Mansfield, Jr.

/s/ Thomas G. Bigley
	/s/ John E. Murray,
 Jr.
Thomas G. Bigley
	John E. Murray,
Jr.

/s/ John T. Conroy, Jr.
	/s/ R. James
Nicholson
John T. Conroy, Jr.
R. James Nicholson

/s/ Nicholas P. Constantakis
	/s/ Thomas M. O'Neill
Nicholas P. Constantakis
Thomas M. O'Neill

/s/ John F. Cunningham
/s/ Marjorie P. Smuts
John F. Cunningham
Marjorie P. Smuts

/s/ J. Christopher
Donahue
	/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh

/s/ Peter E. Madden
/s/ James F. Will
Peter E. Madden	James F.
Will